UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2006
Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51719 (Commission File Number)	65-1177591 (IRS Employer Identification No.)

650 Washington Road, 8th Floor Pittsburgh, Pennsylvania (Address of principal executive offices)	15228 (Zip Code)
Registrant’s telephone number, including area code: (412) 440-1400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On April 5, 2006, management of Linn Energy, LLC (“Linn”) delivered a presentation at the 2006 Quantum Energy Partners Investor Conference. The slides presented at the conference are being furnished as Exhibit 99.1 hereto, and the slide presentation will be available through Linn’s website located at www.linnenergy.com in the Investor Relations/Presentations section for a period of 30 days. Management intends to use the investor presentation set forth in Exhibit 99.1 in other conferences and discussions with investors from time to time. Members of Linn’s management will be presenting on April 11, 2006 at the Oil & Gas Investment Symposium in New York, New York.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Investor Presentation, April 5, 2006, by Linn Energy, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC
Date: April 5, 2006	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Investor Presentation, April 5, 2006, by Linn Energy, LLC